Other operating items, net	12 Months Ended
Dec. 31, 2020
Other operating items, net
Other operating items, net

Note 7 - Other operating items, net

Accounting policies

Other operating items comprises gains from sale of intangible assets, research funding from business partners and government grants. A gain from disposal of intangible assets is recognized when control over the asset is transferred to the buyer. The gain is determined as the disposal proceeds less the carrying amount, if any, and disposal costs.

Research funding is recognized in the period when the research activities have been performed and government grants are recognized periodically when the work supported by the grant has been reported.

Bargain purchase are recognized when the purchase price allocation is finalized. Government grants are recognized when a final and firm right to the grant has been obtained. Government grants are included in Other operating income, as the grants are considered to be cost refunds.

DKK thousand	2020	2019	2018
Government grants	602	444	630
Gain from Bargain Purchase, cf, note 29	36,395	0	0
Gross proceeds from sale of future royalties and milestones	0	0	1,310,237
Royalty expenses regarding the above sale of future royalties and milestones	0	0	(176,882)
Fee, advisors regarding the above sale of future royalties and milestones	0	0	(34,459)
Total other operating income	36,997	444	1,099,526

Zealand entered in September 2018 into an agreement to sell future royalties and USD 85.0 million of potential commercial milestones for Soliqua® 100/33/ Suliqua® and Lyxumia®/ Adlyxin® to Royalty Pharma. Under the agreement, all rights and obligations under the Sanofi Licensing agreement apart from potential payments from Sanofi of up to USD 15.0 million, expected in 2021 and 2022 have been transferred to the buyer. Zealand had in 2018 received USD 205.0 million (DKK 1,310.2 million) upon closing of the transaction on September 17, 2018. In 2018, royalty expenses to third parties amounted to 13.5% or DKK 176.9 million and fees to advisors amounted to DKK 34.5 million. The Sanofi license agreement was classified as an intangible asset upon adoption of IFRS 15, and the agreement with Royalty Pharma was treated as a sale of this license. The payment to the third parties was considered additional cost price for a license forming part of the rights under the Sanofi agreement and therefore forming part of the gain.

As part of the license agreements with Boehringer Ingelheim ('BI'), BI is responsible for conducting preclinical and clinical development, as well as for commercializing the products stemming from the agreement and funding all activities under the agreement. In addition, Zealand received government grants in 2020, 2019 and 2018.

A gain from the Bargain purchase of DKK 36 million is recognized as part of the acquistion explained in note 29.